SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A No. 1

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 30, 2004

MAXXAM INC.

(Exact name of Registrant as specified in its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-3924

(Commission File Number)

95-2078752

(I.R.S. Employer Identification Number)

1330 Post Oak Boulevard, Suite 2000

Houston, Texas 77056

(Address of Principal Executive Offices, Including Zip Code)

5847 San Felipe, Suite 2600

Houston, Texas 77057

(Former name or former address, if changed since last report)

Registrant's telephone number, including area code: (713) 975-7600

EXPLANATORY NOTE

This Form 8-K is filed for the purpose of inserting the address of the Registrant's former executive offices on the cover page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 11, 2005	MAXXAM Inc. (Registrant) By: /S/ BERNARD l. BIRKEL Bernard L. Birkel Secretary and Senior Assistant General Counsel